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                                                                       EXHIBIT 1

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                             Joint Filing Agreement

     The undersigned hereby consent to the joint filing by any of them of a Statement on Schedule 13D and any amendments thereto, whether heretofore or hereafter filed, relating to the common stock, par value $.04 per share, of Access Pharmaceuticals, Inc.

Dated: April 1, 1997
                                        /s/ NICHOLAS R. MADONIA
                                        Nicholas R. Madonia

                                        THE FREEDOM CHARITABLE REMAINDER TRUST
                                        By: /s/ NICHOLAS R. MADONIA
                                            Nicholas R. Madonia, Trustee

                                        THE CELESTIAL CHARITABLE REMAINDER TRUST
                                        By: /s/ NICHOLAS R. MADONIA
                                            Nicholas R. Madonia, Trustee

                                        THE BLECH FAMILY TRUST
                                        By: /s/ NICHOLAS R. MADONIA
                                            Nicholas R. Madonia, Trustee

                                        THE CENTURY CHARITABLE REMAINDER TRUST
                                        By: /s/ NICHOLAS R. MADONIA
                                            Nicholas R. Madonia, Trustee

                                        THE BACON CHARITABLE REMAINDER TRUST
                                        By: /s/ NICHOLAS R. MADONIA
                                            Nicholas R. Madonia, Trustee

                                        THE LAKE CHARITABLE REMAINDER TRUST
                                        By: /s/ NICHOLAS R. MADONIA
                                            Nicholas R. Madonia, Trustee

                                        THE OAK CHARITABLE REMAINDER TRUST
                                        By: /s/ NICHOLAS R. MADONIA
                                            Nicholas R. Madonia, Trustee

                                        THE OCEAN CHARITABLE REMAINDER TRUST
                                        By: /s/ NICHOLAS R. MADONIA
                                            Nicholas R. Madonia, Trustee

                                        THE SENTINEL CHARITABLE REMAINDER TRUST
                                        By: /s/ NICHOLAS R. MADONIA
                                            Nicholas R. Madonia, Trustee

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